UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                             WASHINGTON, D.C.  20549

                                    FORM 8-K

                                 CURRENT REPORT
                       PURSUANT TO SECTION 13 OR 15(D) OF
                       THE SECURITIES EXCHANGE ACT OF 1934

        DATE OF REPORT  (DATE OF EARLIEST EVENT REPORTED):       MARCH 16, 2006



                        N-VIRO INTERNATIONAL CORPORATION
             (EXACT NAME OF REGISTRANT AS SPECIFIED IN ITS CHARTER)


                       DELAWARE           0-21802        34-1741211
                   (STATE OR OTHER   (COMMISSION FILE   (IRS EMPLOYER
                   JURISDICTION OF         NUMBER)      IDENTIFICATION
                  INCORPORATION OR                            NO.)
                    ORGANIZATION)


            3450 W. CENTRAL AVENUE, SUITE 328 TOLEDO, OHIO     43606
             (ADDRESS OF PRINCIPAL EXECUTIVE OFFICES)         (ZIP CODE)

      REGISTRANT'S TELEPHONE NUMBER, INCLUDING AREA CODE:    (419) 535-6374

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

[ ] Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

[ ] Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

[ ] Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

[ ] Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item  1.01  Entry  Into  a  Material  Definitive  Agreement

On March 16, 2006, the N-Viro International Corporation Board of Directors approved a Consulting Agreement with DJH Holdings, LLC, a company owned by Daniel J. Haslinger, a current member of our Board and up until February 14, 2006, our Chief Executive Officer. The consulting arrangement is for a six-month term, is terminable by DJH Holdings, LLC upon fifteen (15) days notice or by us upon ninety (90) days notice. Payments under the Consulting Agreement are $9,000 per month. The Consulting Agreement is effective as of February 13, 2006. A copy of the Consulting Agreement has been attached to this filing as Exhibit 10.1.

Also on March 16, 2006, our Board of Directors approved a Consulting Agreement with Carl Richard, a current member of our Board of Directors. The term of the Consulting Agreement is one (1) year, is terminable by Mr. Richard upon fifteen
(15) days notice or by us upon ninety (90) days notice. Payments under the Consulting Agreement are $1,600 per month. The Consulting Agreement is effective as of February 13, 2006. A copy of the Consulting Agreement has been attached to this filing as Exhibit 10.2.

Also on March 16, 2006, our Board of Directors approved a First Amendment to a Consulting Agreement dated July 1, 2004 with Terry J. Logan, a current member of our Board of Directors. The existing Consulting Agreement was scheduled to expire on June 30, 2006, and was extended an additional two (2) years from that date. The existing Consulting Agreement was filed as an exhibit to the Form 8-K filed on July 2, 2004 by N-Viro International Corporation. All other terms of the existing Consulting Agreement have been retained, with the exception of
Section 5.4, referring to Dr. Logan's stock option compensation, which has been deleted by the First Amendment. Dr. Logan will continue to be compensated at a base fee of $87.50 per hour. The First Amendment to the Consulting Agreement is effective as of February 13, 2006. A copy of the First Amendment to Consulting Agreement has been attached to this filing as Exhibit 10.3.


Item  9.01  -  Financial  Statements  and  Exhibits
(d)     Exhibits

     Exhibit  No.  Description
     ------------  -----------
     10.1 Consulting Agreement between DJH Holdings, LLC and N-Viro International Corporation, effective February 13, 2006.

     10.2 Consulting Agreement between Carl Richard and N-Viro International Corporation, effective February 13, 2006.

     10.3  First  Amendment  to  Consulting Agreement dated July 1, 2004 between
Terry  J.  Logan  and  N-Viro  International Corporation, effective February 13,
2006.


                                    SIGNATURE

     Pursuant to the requirements of the Securities Exchange Act of 1934, the Company has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

                        N-VIRO INTERNATIONAL CORPORATION

Dated:             March 20, 2006                 By:       /s/  James K. McHugh
                   --------------                           --------------------
                                                               James  K.  McHugh
                                                       Chief  Financial  Officer